                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM S-8

                                REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT OF 1933
                                    _____________

                          PINNACLE FINANCIAL SERVICES, INC.
                (Exact name of registrant as specified in its charter)

            MICHIGAN                                     38-2671129
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

           830 PLEASANT STREET, ST. JOSEPH, MICHIGAN 49085, (616) 983-6311 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          PINNACLE FINANCIAL SERVICES, INC.
                          EXECUTIVE LONG-TERM INCENTIVE PLAN
       (also known as PINNACLE FINANCIAL SERVICES, INC. 1993 STOCK OPTION PLAN)
                               (Full title of the plan)

                                   JOHN A. NEWCOMER
                              Corporate Affairs Officer
                          Pinnacle Financial Services, Inc.
                                 830 Pleasant Street
                              St. Joseph, Michigan 49085
                                    (616) 983-6311

  (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                    _____________
                                       Copy to:
                                J. KEVIN TRIMMER, ESQ.
                     Miller, Canfield, Paddock and Stone, P.L.C.
                              1400 North Woodward Avenue
                                      Suite 100
                           Bloomfield Hills, Michigan 48304
                                    (248) 645-5000


                           CALCULATION OF REGISTRATION FEE


-------------------------------------------------------------------------------------------------------------------------------
   Title of each class of     Amount to be          Proposed maximum                Proposed maximum               Amount of
securities to be registered    registered      offering price per share(1)     aggregate offering price(1)     registration fee
---------------------------   ------------     ---------------------------     ---------------------------     ----------------
        Common Stock         350,000 shares              $29.00                        $10,150,000                 $3,171.88

-------------------------------------------------------------------------------------------------------------------------------

    (1) Pursuant to Rule 457(h)(1) under the Securities Act, the offering price and the registration fee are based upon the average bid and asked prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System on July 28, 1997 ($29.00 per share).

                                       PART II

                       INFORMATION REQUIRED IN THE REGISTRATION
                                      STATEMENT


    As permitted by General Instruction E to Form S-8, the contents of the Registration Statement on Form S-8 relating to the Pinnacle Financial Services Inc. Executive Long-Term Incentive Plan which was filed by registrant with the Commission on July 14, 1994 (Commission File No. 33-8488) are incorporated herein by reference.

ITEM 8.  EXHIBITS.

    The following exhibits are furnished with this Registration Statement:

         Item 601 Regulation
         S-K Exhibit
         Reference No.                      Exhibit Description
         -------------                      -------------------

         (4)(a) Restated Articles of Incorporation of Pinnacle Financial Services, Inc. as filed with the Department of Commerce of the State of Michigan on December 6, 1996 (filed as Exhibit (3)(a)/(4)(a) to Registrant's Registration Statement on Form S-4 and incorporated herein by reference) (Registration No. 333-19729).

         (4)(b) Specimen certificate for registrant's Common Stock (filed as Exhibit (4)(c) to Registrant's Registration Statement on Form S-2 and incorporated herein by reference) (Registration No. 33-95974).

         (4)(c)              Bylaws of the registrant (filed as Exhibit
                             (3)(b)/(4)(b) to Registrant's Registration
                             Statement on Form S-2 and incorporated herein by reference) (Registration No. 33-95974).

         (4)(d) Pinnacle Financial Services, Inc. Executive Long-Term Incentive Plan also known as Pinnacle Financial Services, Inc. 1993 Stock Option Plan (filed as Exhibit A to Registrant's proxy statement dated March 23, 1993 and incorporated herein by reference) (Commission File
                             No. 0-17937).

         (4)(e) First Amendment to Pinnacle Financial Services, Inc. Executive Long-Term Incentive Plan also known as Pinnacle Financial Services, Inc. 1993 Stock Option Plan (filed as Exhibit (10)(e) to Registrant's Registration Statement on Form S-4 and incorporated herein by reference)(Registration No. 333-19729).

         (5) Opinion and consent of Miller, Canfield, Paddock and Stone, P.L.C.*

         (15)                (not applicable)

         (23)(a) Consent of Miller, Canfield, Paddock and Stone, P.L.C. (contained in Exhibit (5))

         (23)(b) Consent of KPMG Peat Marwick LLP, independent certified public accountants*

         (24) Powers of attorney (contained in the signature pages hereto)

         (99)                (not applicable)

______________________________
* Filed herewith

                                      SIGNATURES

    THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Joseph, State of Michigan, on July 30, 1997.

                                  PINNACLE FINANCIAL SERVICES, INC.


                                  By /s/ Richard L. Schanze
                                    ------------------------------------------
                                       Richard L. Schanze
                                       Chairman and Chief Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated below. By so signing, each of the undersigned, in his capacity as a director or officer, or both, as the case may be, of the registrant, does hereby appoint Richard L. Schanze, Arnold L. Weaver, Donald E. Radde, and David W. Kolhagen, and each of them severally, his true and lawful attorney to execute in his or her name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the registrant, any and all amendments to this Registration Statement and post-effective amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.


         Signatures                    Title                      Date
         ----------                    -----                      ----


(1) Principal Executive Officer:

   /s/ Richard L. Schanze
--------------------------------   Chairman and Chief Executive   July 30, 1997
       Richard L. Schanze           Officer


(2) Principal Financial Officer
     and Principal Accounting Officer:

   /s/ David W. Kolhagen
--------------------------------   Senior Vice President,         July 30, 1997
       David W. Kolhagen            Treasurer and Chief
                                    Financial Officer


(3) Directors:

   /s/ John P. Cunningham
--------------------------------   Director                       July 30, 1997
       John P. Cunningham

   /s/ Charles R. Edinger
--------------------------------   Director                       July 30, 1997
       Charles R. Edinger


   /s/ John D. Fetters
--------------------------------   Director                       July 30, 1997
       John D. Fetters


   /s/ Terrence A. Friedman
--------------------------------   Director                       July 30, 1997
       Terrence A. Friedman


   /s/ Richard L. Schanze
--------------------------------   Chairman, Chief Executive      July 30, 1997
       Richard L. Schanze           Officer and Director


   /s/ Kay F. Varga
--------------------------------   Director                       July 30, 1997
       Kay F. Varga


   /s/ Arnold L. Weaver
--------------------------------   President and Director        July 30, 1997
       Arnold L. Weaver


   /s/ Alton C. Wendzel
--------------------------------   Director                       July 30, 1997
       Alton C. Wendzel

                                    EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------


                               Exhibits Filed Herewith

(5)                --   Opinion and consent of Miller, Canfield,
                        Paddock and Stone, P.L.C.

(23)(b)            --   Consent of KPMG Peat Marwick LLP

(24)               --   Powers of attorney (contained in the signature
                        pages hereto)

                                       E-1